Supplement to the
Fidelity® Variable Insurance Products
Contrafund® Portfolio, Disciplined Small Cap Portfolio, Dynamic Capital Appreciation Portfolio, Emerging Markets Portfolio, Equity-Income Portfolio, Floating Rate High Income Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, Growth Portfolio, High Income Portfolio, Index 500 Portfolio, International Capital Appreciation Portfolio, Mid Cap Portfolio, Overseas Portfolio, Value Portfolio and Value Strategies Portfolio
Initial Class, Service Class and Service Class 2
April 28, 2016
STATEMENT OF ADDITIONAL INFORMATION

Steven Wymer no longer serves as co-manager of VIP Growth Opportunities Portfolio. Kyle Weaver serves as portfolio manager of VIP Growth Opportunities Portfolio.

Thomas Brussard, Jr. serves as assistant portfolio manager of VIP Index 500 Portfolio.

The following information supplements information found in the "Management Contract" section.

VIP Index 500 Portfolio is managed by Geode, a sub-adviser to the fund. Thomas Brussard, Jr. is an assistant portfolio manager of the fund and receives compensation for his services. As of August 31, 2016, portfolio manager compensation generally consists of a fixed base salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Geode.

The portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining the portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods of up to five years. A portion of the portfolio manager’s bonus is linked to VIP Index 500 Portfolio’s relative pre-tax investment performance measured against the S&P 500® Index. A subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. The portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

The portfolio manager’s compensation plan can give rise to potential conflicts of interest. The manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to firm promotion efforts, which together indirectly link compensation to sales. Managing and providing research to multiple accounts (including proprietary accounts) can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple accounts. Securities selected for accounts other than the fund may outperform the securities selected for the fund.

In addition to managing the fund’s investment portfolio, the portfolio manager also manages other investment portfolios and accounts on behalf of Geode or its affiliates.

The following table provides information relating to other accounts managed by Mr. Brussard as of August 31, 2016:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	29	16	5
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$206,213	$19,166	$1,046
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes VIP Index 500 Portfolio ($5,883 (in millions) assets managed).

As of August 31, 2016, the dollar range of shares of VIP Index 500 Portfolio beneficially owned by Mr. Brussard was none.

VIPIS2B-16-03 1.483795.180	October 18, 2016

Supplement to the
Fidelity® Variable Insurance Products
Contrafund® Portfolio, Disciplined Small Cap Portfolio, Dynamic Capital Appreciation Portfolio, Equity-Income Portfolio, Floating Rate High Income Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, Growth Portfolio, High Income Portfolio, Mid Cap Portfolio, Value Portfolio and Value Strategies Portfolio
Investor Class
April 28, 2016
STATEMENT OF ADDITIONAL INFORMATION

Steven Wymer no longer serves as co-manager of VIP Growth Opportunities Portfolio. Kyle Weaver serves as portfolio manager of VIP Growth Opportunities Portfolio.

VIPINVB-16-02 1.825687.145	October 18, 2016